UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2026

OFA GROUP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42592	98-1824417
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

609 Deep Valley Drive, Suite 200 Rolling Hills, CA	92074
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 418-5160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, $0.001 par value per share	OFAL	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

As previously disclosed, on October 29, 2025, OFA Group (the “Company”) entered into a Securities Purchase Agreement (as amended, supplemented or waived from time to time, the “Purchase Agreement”) with certain investors, including TriCore Foundation, LLC (“TriCore”), relating to the offer and sale, from time to time and subject to the terms and conditions set forth therein, of shares of the Company’s Series A Convertible Preferred Shares (the “Series A Preferred Shares”).

On June 17, 2026, the Company completed an additional closing under the Purchase Agreement with TriCore (the “Additional Closing”). At the Additional Closing, the Company issued and sold to TriCore 356 Series A Preferred Shares for an aggregate purchase price of $320,400. The Series A Preferred Shares issued at the Additional Closing have an aggregate stated value of $356,000.

TriCore is a related party of the Company. In connection with the Additional Closing, TriCore waived certain conditions to the Additional Closing under the Purchase Agreement and related transaction documents.

No Class A ordinary shares, conversion shares or dividend shares were issued at the Additional Closing, and no conversion of Series A Preferred Shares occurred at the Additional Closing.

The issuance and sale of the Series A Preferred Shares were not registered under the Securities Act of 1933, as amended (the “Securities Act”), and were made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. The Company relied on this exemption based in part on representations made by TriCore in the Purchase Agreement, including representations regarding TriCore’s accredited investor status, investment intent, sophistication, access to information and ability to bear the economic risk of the investment.

The foregoing description of the Purchase Agreement and the Series A Preferred Shares does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement and the Certificate of Designations of Series A Convertible Preferred Shares previously filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2026	OFA Group

	By:	/s/ Li Hsien Wong
	Name:	Li Hsien Wong
	Title:	Chief Executive Officer